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                                                                   EXHIBIT 10.52

TO:   Duane Lammers

FR:   Perry A. Sook

DA:   August 14, 2002

RE:   Addendum to Employment Agreement

Pursuant to our discussions regarding your increasing operational responsibilities with the company, this memorandum will serve as an addendum to your employment agreement with Nexstar Broadcasting, dated January 5, 1998.

Section 1. Position and Duties. Effective October 1, 2002 your position and duties will be expanded to include operational oversight of the company's television stations, with a continued emphasis on sales and revenue development. Your title will be changed to Executive Vice President and Chief Operating Officer.

Section 2. Term of Employment. The term of this agreement is hereby extended through December 31, 2007.

Section 4. Compensation. Section 4(a), base salary is hereby amended as follows:
      Effective October 1, 2002                             $250,000
      From October 1, 2003 to September 30, 2004            $260,000
      From October 1, 2004 to September 30, 2005            $270,000
      From October 1, 2005 to September 30, 2006            $280,000
      Effective October 1, 2006 and thereafter              $290,000

Section 4(b) is hereby amended to reflect annual bonus targets as follows:
      After the 2002 fiscal year:                           $ 70,000
      After the 2003 fiscal year:                           $ 80,000
      After the 2004 fiscal year:                           $ 90,000
      After the 2005 fiscal year:                           $100,000
      After the 2006 fiscal year and each subsequent year:  $110,000

All other elements of your employment agreement with Nexstar Broadcasting will remain in full force and effect. Please indicate your agreement with and acceptance of the terms of this addendum by signing below and sending one original to my attention at the corporate office.

Sincerely,                                      Agreed and Accepted:


/s/ Perry A. Sook                               /s/ Duane Lammers
-----------------                               -----------------
Perry A. Sook                                   Duane Lammers
President and Chief Executive Officer           Date: 8/15/2002


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